UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 9, 2004

                         American Financial Realty Trust
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                     1-31678                    02-0604479
      ---------------              ----------------             -------------
      (State or Other              (Commission File             (IRS Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

          1725 The Fairway
           Jenkintown, PA                                          19046
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (215) 887-2280

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Item 5. Other Events and Regulation FD Disclosure.

      On July 9, 2004, American Financial Realty Trust issued a press release announcing that it had closed the private placement of $300 million in aggregate principal amount of its 4.375% convertible senior notes due 2024. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            None.

      (b)   Pro forma financial information.

            None.

      (c)   Exhibits.

            99.1 Press release of American Financial Realty Trust dated July 9,
                 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN FINANCIAL REALTY TRUST

                                   By: /s/ Edward J. Matey Jr.
                                       -----------------------------------------
                                       Edward J. Matey Jr.
                                       Senior Vice President and General Counsel

Dated: July 9, 2004

                                  EXHIBIT INDEX

Exhibit Number     Exhibit Title
--------------     -------------

99.1               Press release dated July 9, 2004 issued by American Financial
                   Realty Trust.